SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ____________________________


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          ____________________________



       Date of Report (Date of earliest event reported): February 10, 1998


                          ____________________________

                              BLESSINGS CORPORATION
             (Exact name of Registrant as specified in its charter)




                                    Delaware

         (State or other jurisdiction of incorporation or organization)




       1-04684                                       13-5566477
(Commission File Number)                 (I.R.S. Employer Identification No.)

       200 Enterprise Drive
         Newport News, VA                                       23603
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (757) 887-2100

                                      N.A.
          (Former name of former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

     On February 9, 1998, Blessings Corporation (the "Company") acquired the remaining 40% of the outstanding common stock of its Mexican subsidiary, Nacional de Envases Plasticos, S.A. de C.V., and its associated companies collectively known as NEPSA for $18,500,000. The Company entered into a Term Loan agreement with a major lending institution to finance the purchase.


Item 7.  Financial Statements and Exhibits

         (a)      Financial statements of businesses acquired

           (i) Combined Balance Sheet at December 31, 1997, and independent auditor's report of Nacional de Envases Plasticos, S.A. de C.V., and affiliates and the related combined statement of earnings, shareholders' equity and changes in financial position for each of the three years in the period ending December 31, 1997, are currently not available and will be filed no later than April 10, 1998.

         (b)      Pro forma financial information

            (i) It is impracticable to provide pro forma financial information as required by this Item 7 with the filing of this Form 8-K. Such statements will be filed not later than April 10, 1998.

         (c)      Exhibits

                  10.1  Press Release dated February 10, 1998.

                  10.2  NEPSA Stock Purchase Agreement dated January 30, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BLESSINGS CORPORATION



Date:  February ___, 1998      By:/s/   James P. Luke
                                  _____________________________________________
                                        James P. Luke, Executive Vice President
                                        (Principal Financial Officer)


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                                                                 Exhibit 10.1
Contact:          James P. Luke
                  Executive Vice President
                  Chief Financial Officer


                              FOR IMMEDIATE RELEASE


              BLESSINGS COMPLETES ACQUISITION OF MEXICAN SUBSIDIARY

     NEWPORT NEWS, VIRGINIA, FEBRUARY 10, 1998. Blessings Corporation (AMEX Symbol BCO) announced today that it had acquired the remaining 40% of its Mexican subsidiary, Nacional de Envases Plasticos, S. A. de C. V. (NEPSA) at a closing held in Mexico City on February 9, 1998.

         Dr. Elwood M. Miller, President and CEO of Blessings stated that, "We are very pleased with our 100% ownership of NEPSA. Despite the difficulties which the Mexican economy has experienced during the past several years, NEPSA has not only remained profitable but has been a material contributor to Blessings' consolidated financial results. In fiscal year 1997, with its ownership of NEPSA at 60%, Blessings had net earnings of $8,192,000 or $0.81 per share. Had Blessings owned 100% of NEPSA in 1997, net earnings would have been $10,455,300 or $1.03 per share".

         Dr. Miller concluded by noting that, "NEPSA is a recognized leader in the manufacture of printed and converted flexible packaging products in Mexico and is actively expanding its market base throughout Latin America as well as into the United States. NEPSA will make an enhanced contribution to Blessings in 1998 because of our 100% ownership, but more importantly because of the recovering Mexican economy and NEPSA's growing position in developing new markets."

                                                                 Exhibit 10.2


                               STOCK PURCHASE AGREEMENT


         This Stock Purchase Agreement dated January 30, 1998 by and among Messrs. Manuel Villarreal Castaneda, Maria Teresa Gomez Gordillo, Jose Manuel Villarreal Gomez Gordillo, Jorge Villarreal Gomez Gordillo, Adriana Villarreal Gomez Gordillo, Maria Teresa Villarreal Gomez Gordillo, Martha Priscilla Villarreal Gomez Gordillo, Guadalupe Gomez Gordillo Morales and Jorge Villarreal Dominguez, residing at the addresses noted below their respective signature to this Agreement (collectively referred to as the "Sellers"); and Blessings Corporation, a Delaware corporation with its principal place of business at One Crossroads Drive, Bedminster NJ 07921, U.S.A. ("BLESSINGS") and its wholly owned subsidiary, Aspen Industrial, S.A. de C.V. with its principal place of business at Calzada de las Armas No. 12, Fracc. Industrial Las Armas, 54080 Tlalnepantla, Estado de Mexico, Mexico ("ASPEN") (collectively referred to as the "Buyer").

                                                    WITNESSETH

         WHEREAS, the Sellers, the Companies, as hereinafter defined, and the Buyer entered into an Stock Purchase Agreement dated June 30, 1994 by means of which ASPEN acquired from the Sellers sixty percent (60%) of the authorized, issued and outstanding shares of stock and other ownership interests of the Companies as hereinafter defined;

         WHEREAS, subject to the terms and conditions of this Agreement, the Sellers desire to sell and transfer to the Buyer, the remaining forty percent (40%) of the authorized, issued and outstanding shares of stock and other ownership interests of the Companies, and the Buyer agrees to such sale and transfer;

         NOW THEREFORE, in consideration of the representations, warranties, mutual covenants and agreements contained herein, plus other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties agree as follows:


1.       Definitions.

         As used in this Agreement and, unless the context requires otherwise, in each other agreement, document or instrument delivered under or in connection with the Agreement:

         (a) "Agreement" means this Stock Purchase Agreement, together with all exhibits and schedules thereto.

         (b) "The Buyer" means Aspen Industrial, S.A. de C.V. ("ASPEN") buying all of the shares of the Companies, except for one of each share of the Companies and, its parent company, Blessings Corporation ("BLESSINGS") buying the remaining share of each of the Companies, except for one (1) quota share of VIGO, which will be acquired by Blessings or any of its designees..

         (c) "Companies" means Nacional de Envases Plasticos, S.A. de C.V., ("NEPSA"), Hermes Industrial, S.A. de C.V. ("HERMES"), Mexicana de Tintas, S.A. de C.V. ("MEXICANA"), Plastihul, S.A. de C.V. ("PLASTIHUL") and Servicios Profesionales Vigo, S.C. ("VIGO").

         (d) "Dollars" means the currency of the United States of America.

         (e) "Environmental Laws" means and includes all statutes, regulations, orders and directives of Mexican Federal, state or local government or governmental authorities regulating or concerning protection of the environment existing and in force on the Closing Date.

         (f) "Environmental Liabilities" means claims, demands, orders, suits, obligations or liabilities (including the cost of any compliance or remedial actions) that are related to Environmental Matters and based upon Environmental Laws.

         (g) "Escrow Fund" means 200,000 shares of common stock of BLESSINGS ("Blessings Common Stock") held by Sellers and 50% of the Shares, except for VIGO Shares.

         (h) "Hazardous Substances" means any hazardous or toxic substances, materials or wastes that are regulated, or form the basis of liability under, any Environmental Laws.

         (i) "Indemnity Escrow Agreement" means the Indemnity Escrow Agreement executed by and among the Sellers, the Buyer and Bancomer, S.A., as escrow agent, on June 30,1994, as amended as of the same date.

         (j) "New Indemnity Escrow Agreement" means the Escrow Agreement to be executed by and among Sellers, Buyers and __________ in the form provided in Exhibit "D".

         (k) "Sellers" means Manuel Villarreal Castaneda, Maria Teresa Gomez Gordillo, Jose Manuel Villarreal Gomez Gordillo, Jorge Villarreal Gomez
Gordillo, Adriana Villarreal Gomez Gordillo, Maria Teresa Villarreal Gomez Gordillo, Martha Priscilla Villarreal Gomez Gordillo, Guadalupe Gomez Gordillo Morales and Jorge Villarreal Dominguez.

         (l) "Sellers' Related Parties" means any corporation, partnership or other entity in which any of the Sellers is a shareholder, partner, officer, director, employee or has an interest or any member of Sellers' immediate family.

         (m) "Shares" means collectively the authorized, issued and outstanding shares and other ownership interest, which represent forty percent (40%) of the capital stock of each of the Companies, as listed in Schedule 1 (m) hereto, currently owned by the Sellers.

         (n) "1994 Agreement" means the Stock Purchase Agreement entered into by and among the Sellers, the Buyer and the Companies on June 30, 1994 regarding the acquisition of sixty percent (60%) of the authorized, issued and outstanding shares of stock and other ownership interests of the Companies.


2. Shares to be Purchased by the Buyer.

         Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties contained herein, on the Closing Date (as defined in Section 4 below), the Sellers shall transfer to ASPEN and BLESSINGS, in the manner set for in Section 1 b) of this Agreement, collectively referred to as to the Buyer good and marketable title to the Shares free and clear of all restrictions, options, rights of third parties, liens and encumbrances of any kind, and the Buyer shall purchase from the Sellers the Shares at a price equal to the Purchase Price.

3.       Purchase Price and Payment.

         (a) Purchase Price. The total purchase price ("Purchase Price") for the Shares is Dollars $18,500,000.00 (Eighteen Million Five Hundred Thousand 00/100 U.S.), distributed in the amounts and to the respective Seller, as indicated in Exhibit "A", provided however, that the distribution of the Purchase Price corresponding to the Shares held by Jorge Villarreal Dominguez will be effected different in the terms and conditions as set forth in Exhibit "A-1".

         (b) Guarantee Deposit. The Sellers recognize and acknowledge that as a consequence of the execution of the Letter of Intent by and among the Sellers and the Buyer on October 20, 1997, Mr. Manuel Villarreal Castaneda has received a check in the total Dollar amount of $200,000.00 (Two Hundred Thousand 00/100 U.S.) (the "Guarantee Deposit"), as a guarantee for the execution of this Agreement and have agreed that such amount shall be allocated as part of the Purchase Price to be paid to Mr. Manuel Villarreal Castaneda.

         (c) Payment of Purchase Price. On the Closing Date, and in reliance upon the representations, warranties and agreements of the Sellers, Buyer shall pay to each of Sellers through a wire transfer in immediately available funds to the bank account and/or bank accounts designated by each of the Sellers in Exhibit "B", an amount in Dollars equal to such Sellers' pro-rata share of the Purchase Price, less the Guarantee Deposit (the "Closing Payment"). On the Closing Date, and in accordance to article 103 of the Mexican Income Tax Law, the Buyer shall withhold 20% of the Closing Payment, unless each of the Sellers delivers to the Buyer a written notification stating that each of them shall make an estimated payment in a percentage less than 20% of the Purchase Price in the format similar to Exhibit "C", and that each of the Sellers shall comply with all of the obligations and filings provided for in Articles 103 of the Mexican Income Tax Law and 126 of its Regulations. Accordingly, the Sellers shall grant an indemnity in favor of the Buyer to hold the Buyer harmless from any liability arising from the non-compliance by the Sellers of the above mentioned obligations and filings, in the form attached hereto as Exhibit "C".


4.       Closing.

         Unless otherwise agreed upon by the parties, the closing ("Closing") of the transactions contemplated herein shall occur at the offices of Baker & McKenzie, S.C. located at set forth in Section 14, on February 9, 1998 at 11:00 am, or at such other time or place as the Sellers and the Buyer may agree ("Closing Date").


5.       Conditions Precedent to Closing:

         The transaction contemplated by this Agreement shall be consummated if the following conditions have been meet:

         (a) The Buyer shall have obtained the authorization of Mexican Federal Competition Commission ("Comision Federal de Competencia") to carry out the transaction contemplated in this Agreement in the terms and conditions acceptable to Buyer. Accordingly, the parties agree that in the event Mexican Federal Competition Commission does not authorize the execution of the transaction contemplated by this Agreement or, gives its authorization on terms not acceptable to Buyer, as reasonable determined by the Buyer, this Agreement shall be terminated without any liability for any of the parties and Mr. Manuel Villarreal Castaneda shall return within five (5) working days to Buyer the Guarantee Deposit in the Dollar amount of $200,000.00 (Two Hundred Thousand 00/100).

         (b) The Buyer shall have secured and have available at Closing sufficient financing from a lending institution chosen by the Buyer in order to consummate the purchase of Sellers' Shares contemplated by this Agreement. The Buyer agrees to use its best efforts to obtain such financing.

         (c) The Sellers and the Buyer shall have taken all legal steps required to cancel upon Closing the Indemnity Escrow Agreement in order to: (i) release from the Escrow Fund all of the Escrowed Shares and; (ii) and to execute the New Indemnity Escrow Agreement which shall have the amount of $100,000.00 (One Hundred Thousand Dollars 00/100) as escrow fund.

         (d) The Sellers and ASPEN shall cause each of the Companies to hold an Ordinary Shareholders Meeting in order to adopt the following resolutions: (i) approve the execution, delivery and performance of the transaction contemplated by this Agreement; (ii) waiver of the respective right of first refusal in the terms of the current By-laws of each of the Companies and; (ii) waiver of the Sellers' Put Option

Rights and the Buyer's Call Option Rights contained in the By-laws of each of the Companies, as well as in Sections 12 and 13, respectively, of the 1994 Agreement.

         (e)      No event as described in Section 9 (h) shall have occurred

         If one or more of the  conditions  described  above are not meet within
(50) fifty days from the date hereof, this Agreement shall be terminated immediately without any liability for any of the parties, and Mr. Manuel Villarreal Castaneda shall return within five (5) working days to Buyer the Guarantee Deposit in the Dollar amount of $200,000.00 (Two Hundred Thousand 00/100).


6. Deliveries by the Sellers at Closing.

         Upon Closing, the Sellers shall deliver to the Buyer the following:

         (a) Third Party Consents. Except for the third party consents described in Schedule 6 (a), the Sellers shall have obtained and delivered to the Buyer all necessary consents and approvals of third parties or governmental authorities to permit the Buyer to acquire the Shares.

         (b) Marital Property Releases and Special Powers of Attorney. The Sellers shall deliver marital property waivers and releases and special powers of attorney executed by each spouse of each of the Sellers, as applicable, in the form attached hereto as Exhibit "E".

         (c) General Release. Except for the obligations contained in the Agreements described in Exhibit "F", the Sellers shall grant and deliver in favor of the Buyer and the Companies a general waiver and release of all claims, liens, losses or expenses, etc. that they may have as shareholders and/or partners, directors, officers, employees, consultants, providers of services or any other relationship they may have with each of the Companies, in the form attached hereto as Exhibit "G".

         (d) Stock Certificates. Subject to the cancellation of the Indemnity Escrow Agreement, the stock certificates representing the Shares, validly issued, subscribed and paid in full, free and clear of all liens, restrictions, options, rights of first refusal, or encumbrances whatsoever, duly endorsed in ownership to the Buyer.

         (e) New Indemnity Escrow Agreement. The Sellers shall deliver to the escrow agent pursuant to the New Indemnity Escrow Agreement the Dollar amount of $100,000.00 (One Hundred Thousand Dollars 00/100) as escrow fund.

         (f) Non-Competition Agreements. The Sellers shall enter into and deliver the Non-Competition Agreements, in the form attached hereto as Exhibit "H" and "H- 1".

         (g) Ending of Employment Agreements. (i) Mr. Manuel Villarreal Castaneda shall deliver proper documentation evidencing ending of his Employment Agreement with NEPSA, as described in Exhibit "I-1"; (ii) Mr. Jose Manuel Villarreal Gomez Gordillo shall deliver proper documentation evidencing ending of his Employment Agreement with HERMES, as described in Exhibit "I-2" and;
(iii) Mr. Jorge Villareal Gomez Gordillo shall deliver proper documentation evidencing ending of his Employment Agreement with HERMES and NEPSA, as of March 31, 1997, as described in Exhibit "I-3".

         (h) New Employment Agreements. Messrs. Jose Manuel Villarreal Gomez Gordillo and Jorge Villarreal Dominguez shall enter into and deliver new Employment Agreements with NEPSA, in the form attached hereto as Exhibit "I".

         (i) Opinion of Counsel. Sellers shall deliver a written opinion from counsel for Sellers, dated as of the Closing Date, addressed to Buyer and satisfactory to Buyer and its counsel in form and substance as provided in Exhibit "J".

7.       Deliveries by Buyer at Closing.

         Upon the Closing, the Buyer shall delivered to the Sellers the following:

         (a) Resolutions. The Buyer shall deliver certified copies of the resolutions adopted by the Board of Directors of BLESSINGS and by the shareholders of ASPEN causing the Buyer to execute, deliver and perform this Agreement and the other transactions contemplated hereby, which certification shall recite that such resolutions have not been subsequently amended, modified or rescinded and are in full force and effect.

         (b) New Indemnity Escrow Agreement. The Buyer shall deliver to the escrow agent pursuant to the New Indemnity Escrow Agreement the Dollar amount of $100,000.00 (One Hundred Thousand Dollars 00/100) as escrow fund.

         (c) Payment of the Purchase Price. The payment of the Purchase Price and all other documents required to be delivered by the Buyer at or prior to the Closing pursuant to this Agreement.


8.       Confidentiality.

         The parties shall hold and shall cause their respective officers, directors, employees, accountants, agents, consultants and advisors to hold in strict confidence, unless compelled by judicial or administrative process to disclose or, in the opinion of their respective counsel, by other requirements of law, all documents and information, furnished to each other in connection with the transactions contemplated by this Agreement, except to the extent that such information can be shown to have been (i) previously known by the party or parties to which it was furnished (provided that such information is not subject to another confidentiality agreement or other obligation of secrecy owed by the party or parties providing such information), (ii) in the public domain through no fault of the party or parties to which it was furnished, or (iii) later lawfully acquired from other sources by the party or parties to which it was furnished (provided that such sources are not known by such party or parties to be bound by a confidentiality agreement or other obligation of secrecy to the disclosing party or parties or another party). The parties shall not release or disclose information referred to herein to any other person or entity, except their respective auditors, attorneys and other advisors with a need to know in connection with this Agreement and the transactions contemplated hereby. Additionally, the Sellers agree that following the Closing, Sellers shall keep confidential and shall not disclose to any person, corporation, firm or entity any information, documents and/or materials, either directly or indirectly, concerning the customers, suppliers, price lists, catalogs, products, operations, sales techniques or any other confidential information, documents and/or material relating to any of the Companies, except to the extent disclosure of any such information is required by law, authorized by Buyer or reasonably occurs in connection with disputes over the terms of this Agreement or is or becomes generally known to the public other than as a result of a disclosure by any of the Sellers or their representative(s).


9. Representations and Warranties of the Sellers.

         The Sellers, jointly and severally, represent and warrant to the Buyer as follows, and acknowledge that the Buyer is relying upon such representations and warranties in connection with the entering of this Agreement and the other agreements and transactions contemplated hereby.

         (a) The Shares. Subject to the cancellation of the Indemnity Escrow Agreement, the forty percent (40%) of the authorized capital stock of the Companies consists of the number of shares of common stock, with their respective par value and other characteristics, as set forth in Schedule 9 (a) and constitutes forty percent (40%) of the authorized issued, subscribed and paid capital stock of the Companies. The Shares have been duly and validly issued and are outstanding and held of record by the persons listed in Schedule 9 (a), are fully paid and non-assessable and are owned directly and beneficially by such holders, free and clear of all charges, options, third party rights, restrictions, liens and encumbrances whatsoever. There are no other shares of capital stock of the Companies owned by each of the Sellers, except as described in Schedule 1 (m).

         (b) Authorization. Each of the Sellers have the capacity to enter into this Agreement and to be bound in accordance with its terms, and no individual or corporate act is necessary for the due, valid and binding authorization and execution by the Sellers of this Agreement or the consummation of the transactions contemplated hereby, except for the Ordinary Shareholder Meeting to be held by each of the Companies pursuant to Section 5 (d) of this Agreement. This Agreement and the other agreements contemplated hereby constitute valid and binding obligations of the Sellers, enforceable in accordance with their terms.

         (c) Conflicts; Approvals. The execution, delivery and performance of this Agreement and the other agreements contemplated hereby by the Sellers, and the consummation of the transactions contemplated hereby and thereby do not and shall not:

         (i) require any authorization, consent, approval, exemption or other action by any individual, spouse, court, governmental body, or other party, except as provided in Schedule 9(c); or

         (ii) conflict with or result in a breach of, constitute a default under, or result in a violation of any contract, indenture, mortgage, lease, loan agreement or other agreement or instrument or any or license, order, arbitration, award, judgment, decree, rule, regulation, law by which any of the Sellers or to the Sellers' best knowledge the Companies are bound.

         (d) No Obligation to Sell the Shares. None of the Sellers have any obligation, absolute or contingent, to any person or entity other than the Buyer, to sell, encumber or otherwise transfer all or any portion of the Shares.

         (e)      Environmental Matters.

         (i) Except as set forth in Schedule 9 (e), Manuel Villarreal Castaneda and Jose Manuel Villarreal Gomez Gordillo represent and warrant that from June 30, 1994 until the Closing Date they have not received and they are not aware of any notice, citation, demand, claim, complaint, or other directive, whether by any environmental authority or third party, whereby each of the Companies (1) is not and has not been in material compliance with all applicable Environmental Laws, (2) has not obtained, and is not in compliance with, all permits and licenses required by Environmental Laws, including any required permits or licenses regulating the release, storage, treatment, transportation, or disposal of Hazardous Substances.

         (ii) Except as set forth in Schedule 9 (e), Manuel Villarreal Castaneda and Jose Manuel Villarreal Gomez Gordillo represent and warrant that from June 30, 1994 until the Closing Date they have not received and they are not aware of any notice, citation, demand, claim, complaint, or other directive, whether by any environmental authority or third party, whereby each of the Companies have disposed Hazardous Substances on any of the premises on which their businesses are or have been conducted and, that any other person has made such disposal.

         (iii) Pursuant to the covenant provided in section 8 (b) of the 1994 Agreement, the Sellers warranty that the remedial actions and the installation of the equipment and systems referred to in sections 8(b)(i) and (ii) of the above mentioned agreement were completed to the extent required to comply with the applicable law and, to the Sellers' best knowledge, those equipments and systems are functioning according to their specifications and purposes.

         (f) No Broker. The Sellers have not used a broker in connection with the transactions contemplated by this Agreement, and there are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement by or on behalf of the Sellers.

         (g) Transactions with the Sellers' Related Parties. Except as disclosed on Schedule 9 (g) (the transactions so disclosed being hereinafter referred to as "Permitted Related Sellers' Transactions"), no Sellers' Related Party has:

         (i) any contractual or other claims, express or implied, or of any kind whatsoever against the Companies;

         (ii) any interest in any property or assets used by the Companies in its businesses; or

         (iii) engaged in any other transaction with the Companies.

         (h) Lease Agreements. Maria Teresa Gomez Gordillo, Jose Manuel Villarreal Gomez Gordillo, Jorge Villarreal Gomez Gordillo, Maria Teresa Villarreal Gomez Gordillo, Martha Priscilla Villarreal Gomez Gordillo, Adriana Villarreal Gomez Gordillo, personally, and Jorge Villarreal Dominguez in his capacity of legal representative of Lumamicar, S.A., in their capacity of lessors, represent and warrant, except as described in Schedule 9(h) that to the best of their knowledge that from June 30, 1994 until the Closing Date they have not received and they are not aware of the following:

         (i) any notice, citation, demand, claim ,complaint, or other directive, whether by any environmental authority or third party, whereby the premises leased to NEPSA, HERMES and MEXICANA have violated or do not comply with any Environmental Law and/or any license, permit, authorization, etc. required according to such Environmental Laws or have caused any damages to the environment or any third party;

         (ii) any environmental audit or inspection by any environmental authority and, to the best of their knowledge, no environmental authority is planning to carry out such audit or inspection; and

         (iii) any soil contamination resulting from the release of any kind of substances, including Hazardous Substances.

         The representations and warranties of the Sellers made herein, both individually and considered as a whole shall survive the transfer of the Shares and shall be true and correct in all material respects at and as of the Closing Date.


10. Representations and Warranties of the Buyer.

         The Buyer represents and warrants to the Sellers as follows, and acknowledges that the Sellers are relying upon such representations and warranties in connection with the entering of this Agreement and the other agreements and transactions contemplated hereby.

         (a) Corporate Powers and Authority. ASPEN is a corporation duly organized, validly existing under the laws of the United Mexican States, and BLESSINGS is a corporation duly organized, validly existing under the laws of Delaware, United States of America. The Buyer has full corporate power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

         (b) Authorization. The execution, delivery and performance by the Buyer of this Agreement and the other agreements contemplated hereby have been duly authorized by the Buyer. This Agreement and the other agreements contemplated hereby constitutes a valid and binding obligation of the Buyer, enforceable in accordance with their terms, except to the extent such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditor's rights.

         (c) No Broker. The Buyer has not used a broker in connection with the transactions contemplated by this Agreement, and there are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement by or on behalf of the Buyer.

         The representations and warranties of the Buyer made herein, both individually and considered as a whole, shall be true and correct in all material respects at and as of the Closing Date.

11.      Survival of Certain Obligations.

         (a) 1994 Agreement. The parties recognize and ratify that notwithstanding the execution of this Agreement, the representations, warranties and environmental indemnification obligations made by or assumed by the Sellers under Sections 3 (n), 8 (c)(i) (b), 8 (c) (i) (c) and 8 (c) (i) (d) of the 1994 Agreement, shall survive the execution of this Agreement and shall continue to bind the Sellers until the expiration of the survival period provided in Sections 8 (e) (iii) and 22 of the 1994 Agreement.

         The parties also recognize and ratify that notwithstanding the execution of this Agreement, the obligations assumed by the Buyer under Sections 2 (d) and 8 (c)(ii) of the 1994 Stock Purchase Agreement shall survive the execution of this Agreement and shall continue to bind the Buyer until their expiration.

         (b) The parties recognize and ratify that notwithstanding the execution of this Agreement, the rights, obligations and covenants contained in the Lease Agreements described in Schedule 9(g), shall survive the execution of this Agreement and shall continue to bind their respective parties until the termination of such Lease Agreements, as provided in Section 2 of such Lease Agreements.

         (c) The parties recognize and ratify that notwithstanding the execution of this Agreement, the rights, obligations and covenants contained in the Non-Competition Agreements, shall survive the execution of this Agreement and shall continue to bind their respective parties until the termination of the Non-Competition Agreements, as provided in Section 1 of such Non-Competition Agreements.


12.      Indemnification.

         (a) Indemnification by The Sellers. The Sellers, jointly and severally, shall irrevocably indemnify and defend the Buyer, each of their affiliates, successors and assigns and each of their officers, directors, employees, and agents (collectively referred to as "Indemnitees"), and hold them harmless from and against, and shall pay or reimburse Indemnitees, in respect of, 100% of any loss, liability, claim, action, suit, proceeding, assessment, judgment, damage or expense (including without limitation reasonable legal expenses and costs) (collectively referred to as "Indemnification Liabilities") which Indemnitees may suffer, sustain or become subject to (either directly or indirectly, through loss, liability, damage or expense which the Companies
suffer,   sustain,   or  become   subject   to)  as  the   result  of:  (i)  any
misrepresentation or incompleteness or inadequacy of or breach of, any representation, warranty, covenant, or agreement by any of the Sellers contained in this Agreement or any related document or schedule or Exhibit hereto; (ii) any breach by any of the Sellers of the confidentiality covenant set forth in
Section 8 hereof and; (iii) any breach by any of the Sellers of the Non-Competition Agreements attached hereto as Exhibit "H" and "H-1".

         Likewise, the Sellers, jointly and severally, shall irrevocably indemnify and defend the Indemnitees, and hold them harmless from and against, and shall pay or reimburse Indemnitees, in respect of, 40% of any
Indemnification Liabilities which Indemnitees may suffer, sustain or become subject to (either directly or indirectly, through loss, liability, damage or expense which the Companies suffer, sustain, or become subject to) as the result of any claims, liabilities or obligations whatsoever, whether arising on or after June 30, 1994 until the Closing Date, whether know or unknown, fixed or contingent, choate or inchoate to the extent relating to the Companies, their businesses or assets. The parties agree that this Sellers indemnification does not intend to limit, restrict, narrow, impede, hamper, nullify, void, rescind or revoke any Sellers' indemnification obligations contained in the 1994 Agreement.

         (b) Indemnification Notification. Promptly upon receipt of notice of any third party claim, demand or assessment or the commencement of any suit, action or proceeding in respect of which indemnity may be sought pursuant to this Section 12, the applicable Indemnitee(s) shall notify the Sellers thereof within sufficient time to respond to such claim or answer or otherwise plead in such action. The Sellers shall assume the defense, conduct or settlement of any such claim or action, with counsel satisfactory to the applicable Indemnitee(s), provided however that in such event the applicable Indemnitee(s) may elect to participate, at the Sellers' expense, in the defense of such claim or action, and, in no event may the Sellers, without the prior written consent of the applicable Indemnitee(s), compromise or settle any issue or claim which may have a material adverse effect on the Companies or any applicable Indemnitee(s) or any of their affiliates for periods ending after the Closing Date. The applicable Indemnitee(s) shall make available to the Sellers and their counsel and accountants, at reasonable times and for reasonable periods, during normal business hours, all books and records relating to any such suit, action or proceeding, and shall render such other assistance to the Sellers as is reasonably required in order to ensure prompt and adequate prosecution of the defense of any such action, and the Sellers shall reimburse the applicable Indemnitee(s) for any expenses incurred in connection with such assistance.

         (c) Limitations on Sellers' indemnification obligations. The indemnification obligations set forth in this Section 12 shall apply and relate only to (i) the extent that the aggregate dollar amount for all claims for indemnity hereunder by Purchaser exceeds ONE HUNDRED THOUSAND U.S. DOLLARS ($100,000.00) provided, however, that in no event shall the aggregate of such claims exceed TWO MILLION U.S. DOLLARS ($2,000,000.00) (the "Limitation Amount") and (ii) those claims of which the Sellers receive written notice from the Indemnitees in compliance with Section 12(b) prior to the expiration of the survival period as specified in Section 13.


13. Survival of Representations, Warranties. The representations and warranties shall be deemed to have been made at and as of the date hereof and as of the Closing Date and shall survive for a period of two years from the Closing Date. Any claim or cause of action based upon a breach of any representation or warranty or covenant shall survive the Closing Date for a period of two (2) years (regardless of the applicable period of statutes of limitation for such claim or cause of action).


14.      Miscellaneous.

         (a) Notices. Except as otherwise expressly set forth in this Agreement, all notices, demands and other communications to be given or delivered under this Agreement shall be in writing and shall be deemed to have been given when delivered personally, or by documented courier delivery service, or sent by facsimile with verbal or written confirmation receipt. Notices, demands and communications shall, unless other address is specified in writing, be sent to the address indicated below:


         If to The Sellers, to:
         Ing. Manuel Villarreal Castaneda
         Rivera de Cupia 110-24
         Lomas de Chapultepec
         11000 Mexico D.F.
         Mexico
         with a copy to:
         Lic. Vicente Morayta
         Monte Libano No. 235-2o. Piso
         Col. Lomas de Chapultepec
         11000 Mexico D.F.
         Mexico

         If to the Buyer, to:
         Blessings Corporation
         230 Enterprise Drive
         Newport News, Virginia 23603
         Attention: Mr. Elwood M. Miller

         with copies to:
         Baker & McKenzie, S.C.
         Blvd. Manuel Avila Camacho No. 1-12o. Piso
         11000 Mexico D.F.
         Mexico
         Attention:        Lic. Jorge Pelaez Bolanos

         Kurzman, Karelsen & Frank, LPP
         230 Park Avenue
         New York, N.Y. 10169
         U.S.A.
         Attention: Joseph F. Seminara, Esq.

         If to the Companies, to:
         Ing. Jose Manuel Villarreal Gomez Gordillo
         Montana No.176
         Fracc. Industrial La Perla
         53340 Naucalpan, Edo. de Mexico
         Mexico

         (b) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision(s) shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision(s) or the remaining provisions of this Agreement.

         (c) Complete Agreement. This document and the documents referred to herein contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

         (d) Counterparts. This Agreement may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same instrument.

         (e) Language. The parties agree that this Agreement shall be translated into Spanish within thirty (30) days after the Closing Date, as necessary for government filings and similar purposes, be translated into Spanish, but that as between the parties hereto, the English version of this Agreement shall for all intents and purposes be controlling. In the event an official Spanish version is required for any purpose the parties agree the translation into Spanish which will be prepared shall be used.

         (f) Governing Law and Dispute Resolution. This Agreement shall be governed by and construed in accordance with the laws of the Republic of Mexico.

         (i) Any dispute, claim or controversy arising out of or relating of this Agreement, or the interpretation or breach hereof, shall be referred to arbitration under the rules of the American Arbitration association, to the extent such rules are not inconsistent with this paragraph (i). Judgment upon the award of he arbitrators may be entered in any court having jurisdiction thereof or such court may be asked to judicially confirm the award and order its enforcement, as the case may be. The demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter in question has arisen, and in any event shall not be made after the date when institution of legal or equitable proceedings, based on such claim, dispute or other matter in question, would be barred by the applicable statute of limitations;

         (ii) The arbitration panel shall consist of three arbitrators, one of whom shall be appointed by each party hereto. The two arbitrators thus appointed shall choose the third arbitrator; provided, however, that if the two arbitrators are unable to agree on the appointment of the third arbitrator, either arbitrator may petition the American Arbitration Association to make the appointment;

         (iii) The place of arbitration shall be in Mexico City;

         (iv) Each of the parties hereby waives personal demand for arbitration and consents that it may be made in writing, in accordance with the notice provisions set forth in Section 14(a), and may demand so made shall be deemed completed on the tenth business day after such demand is deposited in the mail. Nothing herein shall affect the right to demand arbitration in any other manner permitted by law.

         (v) Any judicial proceeding brought in aid of arbitration with respect to this Agreement shall be brought in Mexico City, Mexico. Each of the parties hereto (a) accepts, generally and unconditionally, the exclusive jurisdiction of such court and any related appellate court, and irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


THE BUYER:

Blessings Corporation                         Aspen Industrial, S.A. de C.V.


By:___________________________                By:____________________________

Name:                                                         Name:


THE SELLERS:


___________________________                  ___________________________________
Manuel Villarreal Castaneda                  Maria Teresa Gomez Gordillo Morales

_____________________________________            _______________________________
Jose Manuel Villarreal Gomez Gordillo            Jorge Villarreal Gomez Gordillo



_________________________________         ______________________________________
Adriana Villarreal Gomez Gordillo         Maria Teresa Villarreal Gomez Gordillo



__________________________________________      ________________________________
Martha Priscilla Villarreal Gomez Gordillo      Guadalupe Gomez Gordillo Morales




__________________________
Jorge Villarreal Dominguez